OMB APPROVAL
	OMB Number:	3235-0578
	Expires:	March 31, 2019
UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, Inc. 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2016

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Seligman Premium Technology Growth Fund

September 30, 2016 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 98.1%
CONSUMER DISCRETIONARY 3.3%
Diversified Consumer Services 2.2%
LifeLock, Inc. (a)	361,400	$6,114,888
Internet & Direct Marketing Retail 1.1%
Priceline Group, Inc. (The) (a)	2,000	2,942,980
TOTAL CONSUMER DISCRETIONARY		9,057,868
INFORMATION TECHNOLOGY 94.7%
Communications Equipment 8.1%
Arista Networks, Inc. (a)	61,969	5,272,323
Arris International PLC (a)	64,100	1,815,953
Brocade Communications Systems, Inc.	29,700	274,131
Cisco Systems, Inc.	172,600	5,474,872
CommScope Holding Co., Inc. (a)	32,811	987,939
F5 Networks, Inc. (a)	33,900	4,225,296
Finisar Corp. (a)	11,500	342,700
Palo Alto Networks, Inc. (a)	24,000	3,823,920
Total		22,217,134
Electronic Equipment, Instruments & Components 0.4%
Fitbit, Inc., Class A (a)	72,200	1,071,448
Internet Software & Services 8.7%
Alphabet, Inc., Class A (a)	9,800	7,879,788
Alphabet, Inc., Class C (a)	11,524	8,957,490
eBay, Inc. (a)	69,400	2,283,260
Facebook, Inc., Class A (a)	36,600	4,694,682
Total		23,815,220
IT Services 5.5%
Cognizant Technology Solutions Corp., Class A (a)	14,500	691,795
Euronet Worldwide, Inc. (a)	15,665	1,281,867
Fidelity National Information Services, Inc.	25,300	1,948,859
Travelport Worldwide Ltd.	136,712	2,054,781
Visa, Inc., Class A	111,000	9,179,700
Total		15,157,002
Semiconductors & Semiconductor Equipment 45.1%
Advanced Energy Industries, Inc. (a)	43,999	2,082,033
Applied Materials, Inc.	49,100	1,480,365
Broadcom Ltd.	114,700	19,788,044
Cavium, Inc. (a)	74,500	4,335,900
Cypress Semiconductor Corp.	78,300	952,128
Integrated Device Technology, Inc. (a)	75,100	1,734,810

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY (CONTINUED)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	47,300	$3,297,283
Lam Research Corp. (b)	251,062	23,778,082
Lattice Semiconductor Corp. (a)	491,310	3,188,602
Maxim Integrated Products, Inc.	205,899	8,221,547
Microsemi Corp. (a)	108,081	4,537,240
NXP Semiconductors NV (a)	42,420	4,327,264
ON Semiconductor Corp. (a)	430,000	5,297,600
Qorvo, Inc. (a)(b)	222,510	12,402,707
QUALCOMM, Inc.	27,400	1,876,900
Skyworks Solutions, Inc.	100,318	7,638,212
Synaptics, Inc. (a)	136,541	7,998,572
Teradyne, Inc. (b)	483,372	10,431,168
Total		123,368,457
Software 15.8%
Activision Blizzard, Inc.	19,535	865,401
Check Point Software Technologies Ltd. (a)	36,100	2,801,721
CyberArk Software Ltd. (a)	18,507	917,392
Fortinet, Inc. (a)	164,600	6,078,678
Nuance Communications, Inc. (a)	321,916	4,667,782
Oracle Corp.	68,800	2,702,464
Salesforce.com, Inc. (a)	36,100	2,575,013
Splunk, Inc. (a)	18,600	1,091,448
Synopsys, Inc. (a)(b)	232,389	13,792,287
Tableau Software, Inc., Class A (a)	17,442	964,019
TiVo Corp. (a)	346,600	6,751,768
Total		43,207,973
Technology Hardware, Storage & Peripherals 11.1%
Apple, Inc. (b)	127,200	14,379,960
CPI Card Group, Inc.	160,664	970,410
Electronics for Imaging, Inc. (a)	104,304	5,102,552
Hewlett Packard Enterprise Co.	207,500	4,720,625
Western Digital Corp.	90,600	5,297,382
Total		30,470,929
TOTAL INFORMATION TECHNOLOGY		259,308,163
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
Ooma, Inc. (a)	16,187	146,978
TOTAL TELECOMMUNICATION SERVICES		146,978
Total Common Stocks (Cost: $213,883,226)		$268,513,009

	Shares	Value

Money Market Funds —%
Columbia Short-Term Cash Fund, 0.382% (c)(d)	68,180	$68,180
Total Money Market Funds (Cost: $68,180)		$68,180

Total Investments
(Cost: $213,951,406) (e)	$268,581,189(f)
Other Assets & Liabilities, Net	5,271,053
Net Assets	$273,852,242

At September 30, 2016, securities totaling $69,039,100 were pledged as collateral.

Investments in Derivatives Open Options Contracts Written at September 30, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
NASDAQ 100 Stock Index	Call	USD	(135)	4,950.00	(249,428)	10/21/2016	(256,500)

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at September 30, 2016.
(d)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended September 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,598,373	61,773,725	(69,303,918)	68,180	14,325	68,180

(e)

At September 30, 2016, the cost of securities for federal income tax purposes was approximately $213,951,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$58,088,000
Unrealized Depreciation	(3,458,000)
Net Unrealized Appreciation	$54,630,000

(f)	Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Currency Legend
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•              Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•              Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•              Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.  Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at September 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	9,057,868	—	—	9,057,868
Information Technology	259,308,163	—	—	259,308,163
Telecommunication Services	146,978	—	—	146,978
Total Common Stocks	268,513,009	—	—	268,513,009
Investments measured at net asset value
Money Market Funds	—	—	—	68,180
Total Investments	268,513,009	—	—	268,581,189
Derivatives
Liabilities
Options Contracts Written	(256,500)	—	—	(256,500)
Total	268,256,509	—	—	268,324,689

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	November 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	November 21, 2016